Filed pursuant to Rule 497(c)
1933 Act File No. 002-90810
1940 Act File No. 811-04010

OCM MUTUAL FUND

Statement of Additional Information dated March 29, 2016

OCM Gold Fund
(Ticker Symbol Investor Class: OCMGX)
(Ticker Symbol Advisor Class: OCMAX)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus of OCM Mutual Fund (the “Trust”) relating to the OCM Gold Fund (the “Fund”), dated March 29, 2016.  Copies of the Prospectus may be obtained from the Trust’s Distributor, Northern Lights Distributors, LLC (the “Distributor”), 17605 Wright Street, Omaha, Nebraska 68130.

The following financial statements are incorporated by reference from the Annual Report, dated November 30, 2015, of OCM Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission (“SEC”) on February 1, 2016.

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Financial Highlights
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 779-4681.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated March 29, 2016, and, if given or made, such information or representations may not be relied upon as having been authorized by OCM Mutual Fund.  This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

OCM Mutual Fund (the “Trust”), is an open-end management investment company consisting of one portfolio:  the OCM Gold Fund (the “Fund”).  The Fund is non-diversified.  The Trust was organized as a Massachusetts business trust on January 6, 1984.

Fundamental Investment Restrictions

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the shares of the Fund.  Under the 1940 Act, approval of the holders of a “majority” of the Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

The Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of the Fund may be invested without regard to this restriction.

The Fund may not:

1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the Fund’s investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

4. Make investments for the purpose of exercising control or management.

5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

9. Purchase securities on margin (but the Fund may obtain such short‑term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options).

10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

11. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.  (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.  Normally, the value of the assets pledged by the Fund do not materially exceed the amount borrowed.)

12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests).  For purposes of this restriction, mortgage-backed securities are not considered real estate or interests in real estate.

13. Participate on a joint or joint and several basis in any trading account in securities.

14. Purchase any security restricted as to disposition under federal securities laws except that subject to SEC limitations on investments in illiquid securities, the Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

15. Make loans, except through repurchase agreements and the loaning of portfolio securities.

Non-Fundamental Investment Restrictions

1. In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest 80% of the value of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by the Fund’s name.  If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

2. The Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to the Fund’s borrowing of money and investments in illiquid securities.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Illiquid Securities

It is the position of the SEC (and an operating, although not a fundamental, policy of the Fund) that open‑end investment companies such as the Fund should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so held.  The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Fund does not expect to own any investments for which market quotations are not available.  However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.  The Board of Trustees has delegated to the Fund’s investment adviser, Orrell Capital Management, Inc. (the “Adviser”), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.  Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

To the extent the Fund invests in illiquid or restricted securities, the Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price. In addition, if the Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

Lending Portfolio Securities

If there are instances in which it would be appropriate for the Fund to lend its portfolio securities to increase its income, such as to minimize the effect of a market decline on the value of its securities, then the Fund may lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the “Guidelines”) and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets.  Under the present Guidelines (which are subject to change) the borrower, at all times during the loan, must maintain with the Fund cash, U.S. Government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of the loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.  This collateral will be valued daily.  Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter of credit.

The Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower.  The Fund may also pay reasonable finder’s, custodian and administrative fees but only to persons not affiliated with the Trust.  The Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments

The Fund may engage in hedging.  Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in the Fund’s portfolio (“short hedging”) or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities (“long hedging”).  The Fund may engage in short hedging in an attempt to protect the Fund’s value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion.  It is expected that when the Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities.  The various hedging instruments which the Fund may use are discussed below.

Futures Contracts and Options Thereon

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities.  The Fund may purchase and write (sell) futures contracts on gold (“Gold Futures”).  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index or of gold with respect to a Gold Future is made.  It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

The Fund may purchase put and call options and write put and call options on stock index futures contracts.  The Fund may purchase put and call options and write put and call options on Gold Futures.  When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a put option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option, the right to sell to the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund’s equity or gold positions against price fluctuations, while other strategies tend to increase market exposure.  Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index or gold.  The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Fund may engage in related closing transactions with respect to options on futures contracts.  The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

When the Fund purchases or sells a futures contract, the Fund “covers” its position.  To cover its position, the Fund maintains (and marks-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to its obligations on the futures contract or otherwise cover its position.  If the Fund continues to engage in the described securities trading practices and properly maintains assets, such assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such maintained assets will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

Although the Fund intends to purchase and sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a United States exchange or board of trade with an active and liquid secondary market.

Index Options Transactions

The Fund may purchase put and call options and write put and call options on stock indexes.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges.  Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund’s 15% limitation on investment in illiquid securities.  See “Illiquid Securities.”

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks.  The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to its obligations under the option positions that are not otherwise covered.

The Adviser may utilize index options as a technique to leverage the portfolio of the Fund.  If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced.  If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser’s forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires.  The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.  Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases.  The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option.  A premium has two components:  the intrinsic value and the time value.  The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option.  The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset.  If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid.  In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out.  Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities.  When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period.  If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.”  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be “covered.”  For a call to be “covered” (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price.  The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities.  When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price.  Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.  The Fund may not write put options.

Special Risks of Hedging Strategies

Participation in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  Risks inherent in the use of options include:  (1) dependence on the Adviser’s ability to predict correctly movements in the direction of securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates.

Temporary Investments

The Fund may invest in cash and money market securities.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers’ acceptances, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (“NRSRO”).

The Fund may enter into repurchase agreements.  A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker‑dealer) on an agreed upon date in the future.  Such securities are referred to as the “Resold Securities”.  The Adviser will consider the creditworthiness of any vendor of repurchase agreements.  The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities.  The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund’s risk is limited to the ability of the vendor to pay the agreed‑upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest.  These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly.  Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such agreements being defined as “loans” in the 1940 Act.  The return on such “collateral” may be more or less than that from the repurchase agreement.  The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon.  All Resold Securities will be held by the Fund’s custodian or another bank either directly or through a securities depository.

Depository Receipts

The Fund may invest in American Depository Receipts (“ADRs”).  ADR facilities may be either “sponsored” or “unsponsored.”  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.  The Fund may invest in sponsored and unsponsored ADRs.

In addition to ADRs, the Fund may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities.  These receipts may not be denominated in the same currency as the underlying securities.  Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities.  GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market.  EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe.  Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities.  Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities

The Fund may invest in securities of foreign issuers.  There are risks in investing in foreign securities.  Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

An investment may be affected by changes in currency rates and in exchange control regulations, and the Fund may incur transaction costs in exchanging currencies.  For example, at times when the assets of the Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of U.S. dollars is decreasing against such currencies.  Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Foreign stock markets have substantially less volume than the New York Stock Exchange (“NYSE”), and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States.  Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Most foreign securities owned by the Fund are held by foreign subcustodians that satisfy certain eligibility requirements.  However, foreign subcustodian arrangements are significantly more expensive than domestic custody.  In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

The Fund may invest in securities of companies in countries with emerging economies or securities markets (“Emerging Markets”).  Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities.  Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries.  As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such Emerging Markets.  The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security (“transaction hedging”).  By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency (“position hedging”).  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.  Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies.  The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency.  Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract.  Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract.  Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceeds the amount of foreign currency the Fund is obligated to deliver.  The Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Portfolio Turnover

See “Financial Highlights” in the Prospectus for information on the past portfolio turnover rates of the Fund.  As indicated in the Prospectus, the portfolio turnover of the Fund may vary significantly from year to year, but has not done so during the years covered by the “Financial Highlights” in the Prospectus.

Disclosure of Portfolio Holdings

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund will not receive any compensation for providing this information.  The Fund’s Chief Compliance Officer will report annually to the Board of Trustees with respect to compliance with the Fund’s portfolio holdings disclosure procedures.

The officers of the Fund receive reports on a regular basis as to any purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Trustees any such unusual trading in Fund shares.

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Fund’s portfolio holdings disclosure policies.

Fund Service Providers

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings.  As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  In each case, the Fund’s Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of confidence to the Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that Fund expects that the recipient will maintain its confidentiality.  These third party service providers are the Adviser and the Fund’s administrator, fund accountant, independent registered public accounting firm and custodian.

Rating and Ranking Organizations

The Fund’s Board of Trustees has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc.
Lipper, Inc.
Bloomberg L.P.
Factset
Thomson Financial Research
Vickers Stock Research

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund’s shareholders to provide them with non-public portfolio holdings information.  Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for Fund shares or to trade against the Fund to the detriment of other shareholders of the Fund.  However, the Fund will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic.  Also, as noted above, the officers of the Fund receive and review reports on a regular basis as to any purchases and redemptions of Fund shares to determine if there is any unusual trading in Fund shares.  The Fund will not pay these organizations in conjunction with providing them non-public portfolio holdings information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations, request information about the Fund’s portfolio holdings before they are publicly disclosed.  Where management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (1) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not distribute the information to other persons who might use the information for purposes of purchasing or selling the Fund or its portfolio securities before the Fund’s portfolio holdings are publicly disclosed; and (2) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

Website

The Fund may, from time to time, make available the portfolio's top ten holdings information on its website at ocmgoldfund.com. The Fund's top ten holdings are generally posted to the website within ten days of the end of each quarter and remain available until new information for the next quarter is posted.

Availability of Information

The Fund is required by the SEC to file its complete portfolio holdings schedule with the Commission on a quarterly basis.  This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.  These reports are available at the website of the SEC at http://www.sec.gov.

MANAGEMENT

Management Information

As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees.  The Fund is not part of a “fund complex” as defined in the Investment Company Act of 1940.  The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.  The information is provided as of March 1, 2016.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships During Past 5 Years Held by Trustee or Nominee for Trustee
Interested Trustee*

Gregory M. Orrell 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 54	Trustee, President, Treasurer	Indefinite Since 2004	President of Orrell Capital Management, Inc. since 1991.	None
*  An “interested” trustee is a trustee who is deemed to be an “interested person” of the Fund, as defined in the Investment Company Act of 1940.  Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund’s investment adviser.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships During Past 5 Years Held by Trustee or Nominee for Trustee
Independent Trustees*

John L. Crary 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 62	Trustee (Chairman of the Board)	Indefinite Since 2004
Managing member of Crary Enterprises, LLC, a private investment company, since 1999. Independent corporate financial advisor and private investor in various biotechnology, software and other early stage business ventures since 1988.  Prior to that, Mr. Crary began his business career as an investment banker with E.F. Hutton & Company Inc.
None

Doug Webenbauer 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 55	Trustee	Indefinite Since 2005
Controller of Comtel Systems Technology, Inc., communications and security installation and service provider, since 2016. Prior to that, Chief Financial Officer of M.E. Fox & Company, Inc., a beer distributor (1999 to 2016).
None
* “Independent” trustees are trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships During Past 5 Years Held by Trustee or Nominee for Trustee
Officers (other than Mr. Orrell)

Monica L. Baucke 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 45	Secretary	One year term Since 2014	Communications Manager of Orrell Capital Management, Inc. since 2014. Independent Communications and Marketing Consultant from 2009 to 2014.	N/A
Jacob M. Lindseth 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 36	Chief Compliance Officer	At discretion of the Board Since 2014	Compliance Officer of Northern Lights Compliance Services, LLC since December 2011; Staff Attorney for NorthStar Financial Services Group, LLC from 2007 to 2011.	N/A

Trustee Qualifications

Gregory M. Orrell has been a trustee and portfolio manager of the Fund for many years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Fund’s portfolio, led to the conclusion that he should serve as a trustee.  John L. Crary’s experience as the managing member of a private investment company has given him a deep understanding of the investment management industry, and his experience as an independent corporate financial advisor has honed his understanding of financial statements and the issues that confront businesses.  Doug Webenbauer’s long experience as a controller and chief financial officer honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable source of information and insight for the Trust’s Board of Trustees.  Each of Messrs. Crary and Webenbauer takes a conservative and thoughtful approach to addressing issues facing the Fund.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Crary and Webenbauer should serve as a trustee.

Board Leadership Structure

The Trust’s Board of Trustees (the “Board of Trustees” or “Board”) has general oversight responsibility with respect to the operation of the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Fund has an independent trustee that serves as the Chairman of the Trust’s Board of Trustees, but it does not have a lead independent trustee.  The small size of the Board, consisting of one interested trustee and two independent trustees, facilitates open discussion and significant involvement by all of the trustees without the need for a formal lead independent trustee.  In addition, the independent trustees have significant input into the Board meetings, as the independent Chairman sets the Board agenda and works with the Fund to ensure appropriate processes and relationships are established with both the Adviser and the Board.  In light of these factors, the Fund has determined that its leadership structure is appropriate.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, Fund officers and service providers, the Trust’s Board of Trustees performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or the Fund’s other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Committee

The Trust’s Board of Trustees has created an audit committee whose members consist of John L. Crary and Doug Webenbauer.  The primary functions of the audit committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s accountants and financial records.  The audit committee met two times in fiscal 2015.

The Trust’s Board of Trustees has no other committees.

Compensation

The Trust only compensates the independent trustees.  The Trust’s standard method of compensating trustees is to pay each independent trustee an annual fee of $2,000 and a fee of $750 for each meeting of the Board of Trustees attended.

The table below sets forth the compensation paid by the Trust during 2015 to each of the current trustees who was a trustee during fiscal 2015:

Name of Person, Position	Aggregate Compensation from Trust	Pension & Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Trust Paid to Trustees

Independent Trustees

John L. Crary	$5,000	--	--	$5,000

Doug Webenbauer	$5,000	--	--	$5,000

Interested Trustee

Gregory M. Orrell	--	--	--	--

Code of Ethics

The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.  The Distributor has also adopted a Code of Ethics.

Proxy Voting Policy

General Voting Policy.  The Trust’s Board of Trustees has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.  The Adviser votes proxies based on maximizing shareholder value over the long term, as consistent with the overall investment objectives and policies of the Fund.  The following proxy voting policies and procedures are used by the Adviser as general guidelines regarding the issues they address.  In the event an issue is not addressed in the guidelines below, the Adviser will determine on a case-by-case basis how to vote proxies on any proposal that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, the Adviser will generally support management’s position.  The Adviser may also elect to abstain or not vote on any given matter.

Board and Governance Issues

•
Board of Director Composition:  Typically, the Adviser will not object to slates with at least a majority of independent directors, nor will the Adviser object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

•
Independent Auditors:  When voting on proposals to ratify auditors, the Adviser will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether the Adviser believes independence has been compromised.

The Adviser will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

The Adviser will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

•
Increase Authorized Common Stock:  The Adviser will generally support the authorization of additional common stock necessary to facilitate a stock split, and will generally support the authorization of additional common stock.

•
Blank Check Preferred Stock:  Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, the Adviser will generally evaluate the creation of blank check preferred stock to determine on a case-by-case basis whether to vote for or against the proposal.

•
Classified or “Staggered” Board:  On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of board seats.  The Adviser will vote on a case-by-case basis on issues involving classified boards.

•
Supermajority Vote Requirements:  Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least a 2/3 affirmative vote for passage of issues.  The Adviser will vote on a case-by-case basis regarding issues involving supermajority voting.

•
Restrictions on Shareholders to Act by Written Consent:  Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.  The Adviser will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

•	Restrictions on Shareholders to Call Meetings: The Adviser will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.
•
Limitations, Director Liability and Indemnification:  Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.  The Adviser will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their boards.

•
Reincorporation:  Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.  The Adviser typically will not object to reincorporation proposals.

•
Cumulative Voting:  Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board – that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.  The Adviser typically will not object to proposals to adopt cumulative voting in the election of directors.

•
Dual Classes of Stock:  In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  The Adviser will vote on a case-by-case basis on issues involving dual classes of stock.  However, the Adviser will typically not object to dual classes of stock.

•
Limit Directors’ Tenure:  In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.  Accordingly, the Adviser will vote on a case-by-case basis regarding attempts to limit director tenure.

•
Minimum Director Stock Ownership:  The typical director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.  The Adviser normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

•
Disclosure of CEO, Executive, Board and Management Compensation:  On a case-by-case basis, the Adviser will support shareholder resolutions requesting companies to disclose the salaries of top management and the board of directors.

•
Compensation for CEO, Executive, Board and Management:  The Adviser typically will not object to proposals regarding executive compensation if the Adviser believes the compensation clearly does not reflect the current and future circumstances of the company.

•
Formation and Independence of Compensation Review Committee:  The Adviser normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

•
Stock Options for Board and Executives:  Before determining whether to vote for or against stock option plans that in total offer greater than 25% of shares outstanding, the Adviser will generally review the overall impact of such stock option plans because of voting and earnings dilution.  The Adviser will vote on a case-by-case basis regarding option programs that allow the repricing of underwater options.  In most cases, the Adviser will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.  Generally, the Adviser will support options programs for outside directors, subject to the same constraints previously described.

•
Employee Stock Ownership Plan (ESOPs):  The Adviser will generally not object to ESOPs created to promote active employee ownership.  However, the Adviser will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

•
Changes to Charter or By-Laws:  The Adviser will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholders’ best interests.

•
Confidential Voting:  Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.  The Adviser generally will not object to confidential voting.

•
Equal Access to Proxy:  Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.  In general, the Adviser will not oppose resolutions for equal access proposals.

•
Golden Parachutes:  Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.  The Adviser will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, the Adviser will examine (to the extent material) total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

•
Mergers, Restructuring and Spin-offs:  A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, the Adviser will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.  On a case-by-case basis, the Adviser will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

•
Poison Pills:  Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.  The Adviser typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

•
Anti-Greenmail Proposals:  Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.  The Adviser generally will support anti-greenmail provisions.

•
Opt-Out of State Anti-takeover Law:  A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state’s anti-takeover laws.  The Adviser generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Conflict of Interest.  If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will disclose the conflict to the Trust’s Board of Trustees and obtain the Board’s feedback and consent prior to voting.  If consent is not granted, then the Adviser will abstain from voting and notify the Trust’s Board of Trustees of this fact.

Proxy Voting Records.  Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling 800-779-4681 or at the website of the SEC at http://www.sec.gov.

Share Ownership

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Trust does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Fund does not control any person.

The table below sets forth certain information regarding the beneficial ownership of Investor Class shares of the Fund by the only persons known to the Trust to own beneficially more than 5% of the Investor Class shares of the Fund, as of March 1, 2016.

Name and Address of Owner	Number of Shares Owned	Percentage Ownership

Charles Schwab & Co., Inc. * 101 Montgomery St. San Francisco, CA, 94104	517,629	15.69%

First Clearing LLC * 17 West 94th Street New York, NY 10025	379,366	11.50%

Norma Lee 1016 N. La Jolla Ave. Los Angeles, CA 90046	213,527	6.47%

* Certain broker-dealers, and other intermediaries may establish single, omnibus accounts with the Trust’s transfer agent.  The beneficial owners of these shares, however, are the individual investors who maintain accounts within these intermediaries.

The table below sets forth certain information regarding the beneficial ownership of Advisor Class shares of the Fund by the only persons known to the Trust to own beneficially more than 5% of the Advisor Class shares of the Fund, as of March 1, 2016.

Name and Address of Owner	Number of Shares Owned	Percentage Ownership

Charles Schwab & Co., Inc. * 101 Montgomery St. San Francisco, CA 94104	125,265	16.14%
* Certain broker-dealers, and other intermediaries may establish single, omnibus accounts with the Trust’s transfer agent.  The beneficial owners of these shares, however, are the individual investors who maintain accounts within these intermediaries.

As of March 1, 2016, the trustees and officers of the Trust as a group (5 persons) beneficially owned approximately 1% of the Investor Class shares of the Fund and approximately 1% of the Advisor Class shares of the Fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee in the Fund as of December 31, 2015 (which is also the valuation date):

Name	Dollar Range of Equity Securities in the Fund*

Interested Trustee

Gregory M. Orrell	Over $100,000
Independent Trustees

John L. Crary	Over $100,000
Doug Webenbauer	None

*  The Fund is not part of a “family of investment companies” as defined in the 1940 Act.

The Adviser and the Administrator

Orrell Capital Management, Inc. is the investment adviser to the Fund.  The Adviser is controlled by Gregory M. Orrell, who is the President and sole shareholder of the Adviser.  Monica L. Baucke is Secretary to the Trust and Communications Manager of the Adviser.

Under the current investment advisory agreement with the Adviser, approved by shareholders on March 16, 2012 and effective as of March 29, 2012, the Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the Fund’s average daily net assets, as follows:

Fee Rate	Average Daily Net Assets
0.95% 0.80% 0.70% 0.60%	0 to $250 million $250 million to $500 million $500 million to $1 billion Over $1 billion

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to the extent necessary to permit the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares and Advisor Class shares at 2.99% and 2.39%, respectively.  Expenses of the Fund above such levels are borne by the Adviser, subject to future recoupment.  Expense reimbursement obligations are calculated daily and paid monthly.

Investment advisory fees paid by the Fund were as follows:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers

2015	$521,854	$0	$521,854	$0
2014	$681,586	$0	$681,586	$0
2013	$876,851	$0	$876,851	$0

The Fund’s investment advisory agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

UMB Fund Services, Inc., a Wisconsin corporation (the “Administrator”), serves as administrator and fund accountant to the Fund, subject to the overall supervision of the Trust’s Board of Trustees.  Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to the Fund. The Administrator’s services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Fund’s books and records; maintaining all general ledger accounts and related subledgers; overseeing the Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Fund’s annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Fund’s income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and SAI for the Fund and the status of the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values (“NAV”) for the Fund based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and the Administrator.

For its services as administrator and fund accountant, the Fund pays the Administrator a fee, computed daily and payable monthly, based on the Fund’s average net assets at an annual rate beginning at 0.12% and decreasing as the assets of the Fund reach certain levels, subject to a minimum fee of approximately $75,000 (subject to inflationary increases), plus a multi-class fee of $3,000 per month.

During the fiscal years ended November 30, 2015, 2014 and 2013, the Administrator received $129,516, $127,953 and $146,760, respectively, from the Fund for administration and fund accounting services.

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130 serves as the distributor for the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”).  Pursuant to the Underwriting Agreement, the Distributor provides, on a reasonable effort basis, distribution-related services to the Fund in connection with the continuous offering of the Fund’s shares.

Portfolio Manager

The portfolio manager to the Fund has responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of November 30, 2015.

	Number of Other Accounts Managed and Total Assets ($ millions) by Account Type			Number of Accounts and Total Assets ($ millions) for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Gregory M. Orrell	--	1 $3.6	-- --	--	1 $3.6	--

The portfolio manager is also responsible for managing other accounts, including separate accounts and unregistered funds.  To mitigate any potentially conflicting investment strategies of accounts, the portfolio manager typically manages accounts with similar investment strategies to the Fund.  Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies limiting the ability of the portfolio manager to cross trade securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio manager is compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio manager as of November 30, 2015.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Gregory M. Orrell	Annual Salary	Orrell Capital Management, Inc.
The board of directors of Orrell Capital Management, Inc., which includes Gregory M. Orrell, determines his salary on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolio.

	Bonus	Orrell Capital Management, Inc.
As part of Gregory M. Orrell’s compensation, he may receive a bonus based on the financial condition of Orrell Capital Management, Inc. This amount is not directly related to the pre- or post-tax performance of the Fund, but is based to some degree on the value of assets held in the Fund because the bonus is based on Orrell Capital Management’s assets under management, which include the assets of the Fund, and on the profitability of Orrell Capital Management, which profitability is affected by the advisory fee that the Fund pays to Orrell Capital Management, which is tied to the value of the Fund’s assets.

As of November 30, 2015, the dollar range of shares of the Fund beneficially owned by Mr. Orrell is $500,001 - $1,000,000.

Portfolio Transactions and Brokerage

Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for decisions to buy and sell securities for the Fund, broker‑dealer selection, and negotiation of brokerage commission rates.  (These activities of the Adviser are subject to the control of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreement.)  The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price.  The agreement also contains the provisions summarized below.  The Trust understands that a substantial amount of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund.  Such principal transactions may, however, result in a profit to market makers.  In certain instances the Adviser may make purchases of underwritten issues for the Fund at prices which include underwriting fees.

In selecting a broker‑dealer to execute each particular transaction, the Adviser will take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker‑dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker‑dealer to the investment performance of the Fund on a continuing basis.  Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker‑dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion.  The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing.  Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Fund, indicating the broker‑dealers to whom such allocations have been made and the basis therefor.

The Adviser may use the above-referenced research services in servicing all of its accounts and not just for providing services to the Fund.  Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of other clients’ portfolio brokerage.

During the fiscal years ended November 30, 2013, 2014 and 2015 the Fund paid brokerage commissions as follows:

	2013	2014	2015

Commissions Paid to Distributor	$0	$0	$0

Total Commissions Paid	$69,443	$32,969	47,429

% Paid to Distributor	N/A	N/A	N/A

Total Dollar Amount of Transactions on which Commissions Were Paid to Distributor	$0	$0	$0

Total Dollar Amount of Transactions on Which Commissions Were Paid	$32,981,814	$7,620,838	$10,282,904

% of Transactions Involving Commission Payments to Distributor	N/A	N/A	N/A

All of the brokers to whom commissions were paid provided research services to the Adviser.  The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional ideas and information assisting the Fund in the valuation of its investments.

Distribution Plan

The Trust’s Distribution Plan (“Plan”) is the written plan contemplated by Rule 12b‑1 (the “Rule”) under the 1940 Act.  The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s overall expense ratio.

The Plan contains the following definitions: “Qualified Recipient” shall mean any broker‑dealer or other “person” (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust’s shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and (iii) has been selected by the Distributor to receive payments under the Plan.  “Qualified Holdings” means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto.  The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and

(iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient.  “Qualified Trustees” means the trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.  While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees.  Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees.  “Permitted Payments” means payments by the Distributor to Qualified Recipients as permitted by the Plan.

The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases:  (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or (b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient.  The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed 1% of the daily nets assets of the Fund, or such lower amount as the Trust’s Board of Trustees may determine, in that fiscal year of the Trust; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient.  The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits.  As of the date of this SAI, the Board of Trustees has set the following limit on Permitted Payments: 0.99% of the daily net assets of Investor Class shares of the Fund and 0.25% of the daily net assets of Advisor Class shares of the Fund.

The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it.  Any such advertising and sales material may include references to other open‑end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares.  Any such expenses (“Permitted Expenses”) made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 1% of the daily nets assets of the Fund, or such lower amount as the Trust’s Board of Trustees may determine (as of the date of this SAI, the Board has set 0.99% as the limit for Investor Class shares and 0.25% as the limit for Advisor Class shares), and either the Distributor or the Adviser shall bear any such expenses beyond such limit.  No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be “primarily intended to result in the sale of shares” issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan:  (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or “Blue‑Sky” law of any jurisdiction; (vi) all fees under the 1940 Act and the 1933 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

The Plan also states that it is recognized that the costs of distribution of the shares of the Fund are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portion of sales charges on shares of the Fund retained by the Distributor (“Excess Distribution Costs”) and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Fund.  If, and to the extent that any investment advisory fees paid by the Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan.  The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Trustees, including trustees who are not “interested persons,” as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the “fiduciary duty” standard contained in Sections 36(a) and 36(b) of the 1940 Act.

The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following:  (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

The aggregate Permitted Payments and Permitted Expenses paid by the Fund during the fiscal year ended November 30, 2015 were as set forth below.

Payments to Qualified Recipients (Permitted Payments)	Reimbursements of Expenses Incurred by Distributor or Qualified Recipients (Permitted Expenses)

$328,067	$31,200

The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund.  The Plan may not be amended to increase materially the amount of payments to be made without the approval of a majority (as defined in the 1940 Act) of the Fund’s shareholders, and all amendments must be and have been approved by the Board of Trustees and a majority of the Qualified Trustees, at an in person meeting.

NET ASSET VALUE

The NAV of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.  The offering price for Investor Class shares is equal to the sum obtained by adding the applicable sales charge or load to the NAV.  The excess of the offering price over the net amount invested is paid to the Distributor, the Fund’s principal underwriter.

In determining the NAV of the Fund’s shares, common stocks that are listed on national securities exchanges (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market®, NASDAQ Global Market® and NASDAQ Capital Market®, are valued at the Nasdaq Official

Closing Price (“NOCP”).  If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices.  Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over‑the‑counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.  Short‑term investments which mature in less than 60 days are valued at amortized cost (unless the Adviser, under the oversight of the Board of Trustees, determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges.

When market quotations are not readily available or are deemed unreliable, the Fund values the securities that it holds at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund’s Board of Trustees.  Types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

When the Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is “marked‑to‑market” to reflect the current market value of the call or put.  If a call the Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received.  If a put the Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received.  If a call the Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid.  If a put the Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid.  If a call or put written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate.  Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the NYSE.  For purposes of computing NAV, the Fund uses the market value of such securities as of the time their trading day ends.  Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events will not be reflected in the computation of the Fund’s NAV.  It is currently the policy of the Fund that events affecting the valuation of Fund securities between such times and the close of the NYSE, if material, may be reflected in such NAV.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Fund’s NAV is not calculated.  When determining NAV, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded.  Securities trading in European countries and Pacific Rim countries are normally completed well before 4:00 P.M. Eastern Time.  It is currently the policy of the Fund that events affecting the valuation of Fund securities occurring between such times and the close of the NYSE, if material, may be reflected in such NAV.

The Fund reserves the right to suspend or postpone redemptions during any period when:  (a) trading on the NYSE is restricted, as determined by the SEC, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

SHAREHOLDER SERVICES

Selected Dealer Reallowances.  The Distributor will reallow to selected dealers a portion of the front-end sales load on Investor Class shares in accordance with the following schedule:

Amount of Purchase	Sales Load as a Percentage of Offering Price	Reallowance to Selected Dealers

Less than $100,000	4.50%	4.00%
$100,000 to $249,999	3.00%	2.75%
$250,000 to $499,999	2.50%	2.25%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 or more	0%	0%

Right of Accumulation. A reduced sales charge applies to any purchase of Investor Class shares of the Fund that is purchased with a sales charge where an investor’s then current aggregate investment in shares of the Fund is $100,000 or more.  “Aggregate investment” means the total of (i) the dollar amount of the then current purchase of Investor Class shares of the Fund; and (ii) the value (based on current NAV) of previously purchased and beneficially owned Investor Class shares of the Fund.

Statement of Intent.  Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of Investor Class shares of the Fund.  All Investor Class shares of the Fund previously purchased and still owned are also included in determining the applicable reduction.

A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Fund over a thirteen-month period.  The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment.  Investor Class shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Trust’s transfer agent, UMB Fund Services, Inc., 235 W. Galena St., Milwaukee, Wisconsin 53212-3948 (the “Transfer Agent”) in the name of the purchaser.  The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser’s cost, can be applied to the fulfillment of the Statement of Intent goal.

The Statement of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount.  In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed Investor Class shares to obtain such difference.  If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period.  Investors electing to purchase Investor Class shares of the Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

Systematic Withdrawal Plan.  A Systematic Withdrawal Plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price.  The Systematic Withdrawal Plan provides for monthly or quarterly redemptions in any amount not less than $100 (which amount is not necessarily recommended).

Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at NAV.  The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment.  The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Fund reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield, or income.  If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes.  Although the shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

Pre‑authorized Investment.  A shareholder who wishes to make additional investments in the Fund on a regular basis may do so by authorizing the Transfer Agent to deduct a fixed amount each month from the shareholder’s checking account at his or her bank.  This amount will automatically be invested in the Fund on the same day that the preauthorized debit is issued.  The shareholder will receive a confirmation from the Fund, and the bank account statement will show the amount charged.  The form necessary to begin this service is available from the Transfer Agent.

Tax Sheltered Retirement Plans.  Through the Distributor, retirement plans are either available or expected to be available for use by the self‑employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and “tax‑sheltered accounts” under Section 403(b)(7) of the Code.  Adoption of such plans should be on advice of legal counsel or tax advisers.

For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

Investments at NAV of Investor Class Shares.  The Fund may sell Investor Class shares at NAV to officers and trustees of the Trust and certain other affiliated persons and members of their families as well as customers of the Adviser and the Distributor; to a broker, dealer or other financial intermediary that has a selling arrangement with the Fund; and to investment advisers on behalf of their discretionary accounts.  The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

Former shareholders of the Fund may also purchase Investor Class shares of the Fund at NAV up to an amount not exceeding their prior investment in shares of the Fund within the past 90 days.  When making a purchase at NAV pursuant to this provision, the former shareholder should forward to the Transfer Agent a copy of an account statement showing the prior investment in Investor Class shares of the Fund.

There is no initial sales charge on purchases of Investor Class shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge (“CDSC”) of up to 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the Adviser may at its discretion pay a finder’s fee to dealers of record who initiate or are responsible for purchases of $1 million or more of Investor Class shares of the Fund of up to 1.00% of the amount invested.  In instances where an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Investor Class shares, generally, will be waived.  Finder’s fee commissions may also be paid to dealers of record who initiate or are responsible for purchases of $1 million or more of Advisor Class shares of the Fund of up to 1.00% of the amount invested.

If a shareholder redeems any shares as to which a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, the CDSC will be deducted from the redemption proceeds.  The CDSC will not exceed 1.00% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.  In determining whether the CDSC is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested dividends and capital gains, will be redeemed first.  The remaining shares will be redeemed in the order in which you purchased them.  The CDSC will be in addition to any applicable redemption fee.

The Fund may also waive the sales charge for other investors in its sole discretion in other circumstances.

Market Timing Policies and Procedures.  Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of Fund shares.  Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of the Fund by:

1) Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Adviser believes might engage in frequent purchases and redemptions of Fund shares; and

2) Imposing a 1.50% redemption fee on redemptions and exchanges occurring within 3 months of the share purchase.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.  Except as set forth in the preceding sentence, the redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third-party administrators.

In calculating whether a sale of Fund shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the trade date of the sale.

Abandoned Property.  It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Upon receiving returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of shares. This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Fund.  For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. shareholders or shareholders who are subject to special rules under the Internal Revenue Code (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Code, as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets.  If the Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income (including net short-term capital gain, if any), realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the Fund’s shareholders. If the Fund failed to qualify as a regulated investment company under Subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes, and as such, the Fund (but not its shareholders) would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations, whether or not the Fund distributes such income or gains. In addition, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Fund’s investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Fund’s failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund’s assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

As a regulated investment company, the Fund is generally not allowed to deduct net operating losses realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  The Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations. Net capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward for an unlimited period and retain their character as either short-term or long-term capital losses.

As of November 30, 2015, the Fund had $90,691 of accumulated short-term capital  loss carry forward and $960,063 of accumulated long-term capital loss carry forward which are  not subject to expiration.  Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. The Fund intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Taxation of Shareholders

Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares.  In the case of domestic corporate shareholders, a portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution.  Even if the NAV of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, so that the dividend or distribution is the economic equivalent of a return of capital to the shareholder, the dividend or distribution will be taxable to the shareholder.

A redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period in the redeemed shares.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.  Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares that are acquired by shareholders on or after January 1, 2012 (“covered shares”) and redeemed on or after such date.  These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.  If a corporate shareholder has not already notified the Fund in writing that it is a C corporation, such corporate shareholder must complete a Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS approved alternative methods. A shareholder should contact the Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the “first-in, first-out” (“FIFO”) method as its default method for determining the shareholder’s cost basis.

If a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

Shareholders should note that they will continue to be responsible for calculating and reporting the tax basis, as well as any corresponding gains or losses, of Fund shares purchased prior to January 1, 2012 and subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.

In addition, because the Fund is not required (and in many cases does not possess the requisite information) to take into account all possible basis, holding period or other adjustments in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

Special Tax Considerations Affecting the Fund and Distributions to Fund Shareholders

Certain of the Fund’s investment practices may affect the amount, timing, and character of distributions to shareholders. These include investments governed by special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code.  The Fund may make certain tax elections in order to mitigate the effect of these provisions.

Taxation of Derivatives.  The Fund’s transactions in option contracts and other derivatives will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund, and may defer Fund losses.  These rules could, therefore, affect the character, amount, and timing of distributions to shareholders.

Premiums received by the Fund for writing or selling options are not taken into account for federal income tax purposes until the option transaction is completed through lapse, exercise, sale, or other disposition of the option. If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain.  If the Fund enters into a closing transaction with respect to the option (including a cash settlement), any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund, depending on the Fund’s holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

With respect to call options purchased by the Fund, the Fund will realize a short-term or long-term capital gain or loss if such option is sold and will realize a short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option.  If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the security so acquired.

The Fund may acquire put options.  Under the Code, put options on securities are taxed similarly to short sales.  If the Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules.  The Fund will generally have a short-term gain or loss on the closing of a put option written by the Fund.  If the Fund exercises a put option, the cost of the put option reduces the amount realized upon sale of the underlying property, and any gain or loss on the property transferred in satisfaction of the put option is treated as short-term or long-term capital gain, depending on the holding period of the property in the hands of the holder.  If the Fund a the put option without exercising it, any gain or loss will be long-term or short-term, depending on its holding period in the option.

Some regulated futures contracts, certain foreign currency contracts, and certain non-equity listed options used by the Fund may be deemed “section 1256 contracts,” which are not subject to the rules discussed above. The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Fund in connection with certain transactions involving options, futures contracts, forward contracts, and similar instruments relating to foreign currencies are subject to section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the requirements of a regulated investment company.

Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include certain “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of section 1256. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, the existence of a straddle may affect the holding period of the offsetting positions.  In addition, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules can affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and the amount that will be taxed to shareholders as ordinary income or long-term capital gain, may be affected by whether the Fund engages in such transactions.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Foreign Taxes.  The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S.  Such taxes would reduce the return on the Fund’s investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of the value of the Fund’s total assets at the close of any taxable year consist of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any qualifying foreign country income or withholding taxes paid by the Fund as paid by its shareholders.  For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any.

Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.  If the pass through election described above is made, the source of the Fund’s income flows through to its shareholders.  Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income.  In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.”  For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains.  As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate:  (i) such shareholder’s portion of the foreign taxes paid; and (ii) the portion of the Fund’s dividends and distributions that represent income derived from foreign sources.

Passive Foreign Investment Companies.  The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign company is classified as a PFIC if it meets either of the following tests: (1) at least 75% of its gross income is investment-type income; or (2) an average of at least 50% of its assets produce, or are held for the production of, investment-type income.  Unless the Fund makes a “QEF election” or a “mark to market” election as described below, the Fund may be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any “excess distribution” received on the stock of a PFIC, or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year.  This interest charge and ordinary income tax treatment may apply even if the Fund distributes such income as a taxable dividend to its shareholders.  Any portion of a PFIC distribution that is not an “excess distribution”, will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.

The Fund may avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes an election to treat the particular PFIC as a “qualified electing fund” (a “QEF”).  If the Fund invests in a PFIC and makes such a QEF election, the Fund will be required to include in the Fund’s income each year the Fund’s pro rata share of the QEF’s annual ordinary earnings and net capital gain (which the Fund may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”), even if the QEF does not distribute those earnings and gain to the Fund.  It could be difficult to make this election because of certain of its requirements.

The Fund may also avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes a “mark to market” election with respect to the stock of a particular PFIC.  “Marking-to-market,” in this context, means including in the Fund’s ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.  The QEF election and the mark-to-market election may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments to meet its

Distribution Requirement (including when it may not be advantageous for the Fund to liquidate such investments), which may accelerate the recognition of gain and affect the Fund’s total return.  In addition, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances.

Back-up Withholding

Currently, federal law requires the Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding. The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

GENERAL INFORMATION

The Trust’s Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund.  Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Trust’s liquidation, all shareholders of the Fund would share pro rata in its net assets available for distribution to shareholders.  The holders of shares have no preemptive or conversion rights.  If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other.

Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Investor Class shares bear 12b-1 distribution fees in an amount up to 0.99% of the Fund’s average daily net assets allocable to Investor Class shares, while Advisor Class shares bear 12b-1 distribution fees in an amount up to 0.25% of the Fund’s average daily net assets allocable to Advisor Class shares (see “Distribution Plan”); (2) Advisor Class shares are available for purchase only by shareholders who invest through an investment adviser’s servicing agent.; (3) certain Class specific expenses may be borne solely by the Class to which such expenses are attributable, including Transfer Agent fees attributable to a specific Class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific Class, registration fees incurred by a specific Class of shares, the expense of administrative personnel and services required to support the shareholders of a specific Class, litigation or other legal expenses relating to a Class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific Class of shares and accounting fees and expenses relating to a specific Class of shares; (4) Investor Class shares are subject to a sales load, while Advisor Class shares are not subject to any sales load; and (5) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders.  (Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interest of a particular class.)  It is not contemplated that regular annual meetings of shareholders will be held.  Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of a fund, unless it is clear that the interests of the fund in the matter are identical or the matter does not affect a fund.  However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.

Income, direct liabilities and direct operating expenses of the Fund are allocated directly to the Fund, and, if there were more than one series, general liabilities and expenses of the Trust would be allocated among the funds in proportion to the total net assets of each fund, on a pro rata basis among the funds or as otherwise determined by the Board of Trustees.

The By-Laws provide that the Trust’s shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee.  The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust’s shares.  In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust’s shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee.  The trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders.  No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares.  The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of the Fund, or upon liquidation and distribution of its assets, if so approved.  If not so terminated, the Trust will continue indefinitely.

Shares of the Trust when issued are fully paid and non-assessable.  The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees.  The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.  The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Fund’s custodian, UMB Bank, n.a., 101 Grand Boulevard, Kansas City, Missouri 64106, is responsible for holding the Fund’s assets.  The Administrator, as fund accountant, maintains the Fund’s accounting records and calculates daily the NAV of the Fund’s shares.

The Trust’s independent registered public accounting firm, Deloitte & Touche LLP, 555 E. Wells St., Milwaukee, Wisconsin 53202, audited the Fund’s 2015 annual financial statements.

The Distributor distributes the shares on a “reasonable efforts” basis (the Fund’s shares are offered on a continuous basis).

SALES CHARGES

During the three fiscal years ended November 30, 2013, 2014 and 2015, the aggregate dollar amount of sales charges on the sales of shares of the Fund and the amount retained by the Distributor were as follows:

Years Ended November 30
2013		2014		2015
Sales Charge	Amount Retained	Sales Charge	Amount Retained	Sales Charge	Amount Retained

$37,011	$4,568	$43,983	$5,129	$23,273	$2,687

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in securities rated by Standard & Poor’s Corporation (Standard & Poor’s) or by Moody’s Investors Service, Inc. (“Moody’s”).  A brief description of the rating symbols and their meanings follows:

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.
–	High rates of return on funds employed.
–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
–	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.